                                                                   Exhibit 10.14

                        MANUFACTURE AND SUPPLY AGREEMENT

     Agreement  made  this  11th  day  of  April,   2005,  between  Seller  with
Manufacturer and Buyer, each as identified below.

     Manufacturer  shall manufacture and Seller shall sell and deliver to Buyer, and Buyer shall purchase from Seller,  the Product  identified  below,  upon the terms set forth below,  in the attached Terms and Conditions of Sale  ("Terms"), and in each Rider, if any, all attached hereto and made a part hereof.

----------------------------------- --------------------------------------------
A. BUYER                            Ceptor Corporation
                                    200 International Circle
                                    Suite 5100
                                    Hunt Valley, Maryland  21030
----------------------------------- --------------------------------------------
B. SELLER                           Peninsula Laboratories
                                    305 Old Country Road
                                    San Carlos, California 94070
----------------------------------- --------------------------------------------
C. MANUFACTURER                     Bachem AG
                                    Hauptstrasse 144
                                    4416 Bubendorf, Switzerland
----------------------------------- --------------------------------------------
D. PRODUCT                          C-101 active pharmaceutical ingredient, in
                                    accordance with agreed upon and approved
                                    specifications.

                                    Buyer shall purchase separately from a third
                                    party, and provide to Seller to incorporate
                                    into the Product, L-aminocarnitine of a
                                    quality reasonably acceptable to the
                                    parties.
----------------------------------- --------------------------------------------
E. TERRITORY                         Worldwide
----------------------------------- --------------------------------------------
F. TERM OF AGREEMENT                Commencement Date:  April 11, 2005
                                    Termination Date: April 11, 2015, but at
                                    least five years after market authorization
                                    in the U.S. and/or EU
----------------------------------- --------------------------------------------
G. CURRENT AGREED UPON              Buyer agrees to purchase the  following
   QUANTITIES AND DELIVERY          quantities (which are not cumulative)from
   DATES                            Seller:

                                    NON-GMP:
                                    -------
                                    90g - already delivered
                                    600g - by April 15, 2005
                                    975g - by July 31, 2005

                                    GMP:
                                    ---
                                    300g - by September 15, 2005
                                    1600g - by November 30, 2005
                                    1600g - by December 31, 2005
----------------------------------- --------------------------------------------

                                       1

----------------------------------- --------------------------------------------
H. PRICING                          First 1.2kg (non-GMP) @ $1750/g
                                    Next 465g (non-GMP) @$750/g
                                    Next 3.5kg (GMP) @$750/g

                                    All other developmental GMP @$500/g All
                                    commercial material: target price $250/g to
                                    be confirmed after successful process
                                    validation, but if more than $250/g, will be
                                    subject to royalty renegotiations. These
                                    prices do not include L-aminocarnitine as
                                    mentioned under D.
----------------------------------- --------------------------------------------
I. PAYMENT TERMS                    1st year - the lesser of 5% of Net Sales or
                                    $10 million;
                                    2nd year - the lesser of 5% of Net Sales or
                                    $15 million;
                                    3rd year and beyond - the lesser of 5% of
                                    Net Sales or $25 million.

                                    "Net Sales" shall mean Buyer's gross sales
                                    (the gross invoice amount billed customers)
                                    of Product, less (i) all discounts and
                                    allowances actually given and (ii) any bona
                                    fide returns. The royalty shall be
                                    calculated on a [quarterly] basis and shall
                                    be payable no later than [30] days after the
                                    termination of such royalty period.]
----------------------------------- --------------------------------------------

                                       2

CEPTOR CORPORATION                     BACHEM AG

By: /s/ William H. Pursley             By: /s/ Thomas Fruh
   -------------------------------        --------------------------------------
    Name: William H. Pursley              Name: Thomas Fruh
         -------------------------              --------------------------------
    Title: Chairman & CEO             Title: Executive Vice President & COO
         -------------------------              ------------------------------
    Date: April 18, 2005                  Date: April 8, 2005
         -------------------------              --------------------------------

PENINSULA LABORATORIES, INC.           BACHEM AMERICAS

By: /s/ Damir Vidovic                  By: /s/ Joe Dechastonay
   -------------------------------        --------------------------------------
   Name: Damir Vidovic                    Name: Joe Dechastonay
         -------------------------              --------------------------------
   Title: President & COO             Title: President
         -------------------------              --------------------------------
   Date: April 14, 2005                   Date: April 14, 2005
         -------------------------              --------------------------------

                                       3

                          TERMS AND CONDITIONS OF SALE

1.  GENERAL.     These    Terms    and    Buyer,  with all freight and insurance
Conditions of Sale  ("Terms") are made    prepaid  by  Seller  [and  added  as a
part  of the  Manufacture  and  Supply    separate item to the invoice delivered
Agreement  (the  "Supply  Agreement"),    by Seller].
between Ceptor Corporation, a Delaware
Corporation,  with offices  located at    11. TITLE  AND RISK OF LOSS.  Title to
200 International  Circle, Suite 5100,    the  Product  shall vest in Buyer upon
Hunt Valley,  Maryland  ("Buyer")  and    delivery to the location  specified by
Peninsula Laboratories,  Inc., 305 Old    Buyer. Seller shall assume the risk of
County  Road,  San Carlos,  California    in-transit  loss  or  damage  for  all
("Seller") with Bachem AG Hauptstrasse    Product  hereunder  until  delivery to
144,   4416   Bubendorf,   Switzerland    Buyer.   Buyer  shall  notify   Seller
("Manufacturer").                         promptly   of  any   claim  and  shall
                                          cooperate   with   Seller   in   every
2.  DEFINITIONS.  Unless otherwise set    reasonable     way    to    facilitate
forth in these Terms,  the capitalized    disposition of any such claim.
terms contained  herein shall have the
meaning ascribed thereto in the Supply    12. SPECIFICATIONS.  Manufacturer  and
Agreement.                                Buyer      agree     that      Product
                                          specifications   and  any  changes  in
3.  QUANTITY AND PRICE.  Manuafacturer    specifications must be mutually agreed
agrees  to   manufacture   and  Seller    upon.
agrees  to sell to  Buyer,  and  Buyer
hereby agrees to purchase from Seller,    13. TESTING. Manufacturer will, at its
subject  to the  terms  of the  Supply    sole cost and expense,  undertake  and
Agreement,  the amount of Product  and    conduct such tests as shall reasonably
at the  prices set forth in the Supply    be  appropriate  to  ensure  that  the
Agreement.                                Product meets its  specifications  and
                                          will provide the results of such tests
4.  ROYALTIES.  In  consideration  for    to Buyer.
the   manufacture   and  sale  of  the
Product,    Buyer    agrees   to   pay    14. COMPLIANCE.   All  parties   shall
Manufacturer, pursuant to the terms of    comply     with     all     applicable
the Supply Agreement, a royalty in the    international,  national, regional and
amount   set   forth  in  the   Supply    local laws and  regulations  governing
Agreement.                                their     respective      performances
                                          hereunder,  and the manufacture,  use,
5.  PURCHASE  ORDERS.  For all Product    handling,   sale   and   disposal   of
orders,  Buyer agrees to submit a firm    Product,  as well  as the  importation
purchase order to Seller.                 and exporting of Product.

6.  PAYMENT  TERMS.  The payment terms    15. WARRANTIES.           Manufacturer
shall be as set  forth  in the  Supply    represents  and warrants to Buyer that
Agreement.                                at the time of delivery of the Product
                                          to Buyer,  (i) the Product conforms to
7.  SHIPMENT TERMS.  All parties agree    the agreed  upon  specifications,  and
that  the  shipment  terms  are  to be    (ii) the Product has been manufactured
mutually   agreed   upon   with   each    according   to  GMP   guidelines   and
purchase order.                           applicable  laws.  This section  shall
                                          survive the  termination or expiration
8.  EXCLUSIVITY.   It   is   expressly    of the Agreement.
understood  that the Supply  Agreement
requires  Manufacturer  to manufacture    16. REPORTING.    Each   party   shall
and   Seller   to  sell  the   Product    promptly   report  to  the  other  any
exclusively  for and to Buyer and that    customer     complaints,      recalls,
Buyer  shall   purchase   the  Product    regulatory and customer inquiries,  or
exclusively from Seller.  Manufacturer    other adverse  events  arising from or
shall not manufacture and Seller shall    relating to the  manufacture,  supply,
not  sell or  deliver  Product  to any    import,  export,  sale  and use of the
other person,  directly or indirectly,    Product.
nor  use  the   Product   for  itself,
without the prior  written  consent of    17. PRODUCT    LIABILITY    INSURANCE.
Buyer.  Buyer shall be relieved of its    During  the  term of  this  Agreement,
obligations   during   any  time  that    Manufacturer  agrees  that the Product
Seller is unable to  satisfy  Seller's    and  Buyer  (as  it   relates  to  the
obligations hereunder.                    Product)  shall be  covered  under its
                                          worldwide   insurance  policy,   which
9.  CONFIDENTIALITY.  Manufacturer and    policy  shall  not be for less than $2
Seller  acknowledge  that the  Product    million.
contains   and/or   embodies   various
valuable  proprietary  information  of    18. BUYER  INDEMNIFICATION.  Except to
Buyer. Any proprietary  information of    the  extent  any  cost,  claim,  suit,
Buyer  shall be kept  confidential  by    expense  or  damage  arises  out of or
Manufacturer  and  Seller and shall be    results  from   Manufacturer's   gross
used   only   in    connection    with    negligence   or  willful   misconduct,
Manufacturer and Seller's  performance    Buyer shall indemnify, defend and hold
hereunder,  or for such other purposes    Manufacturer and each of its officers,
and upon  such  terms as may be agreed    directors,   employees,   agents   and
upon  between  the parties in writing.    consultants   (each  a   "Manufacturer
This   section   shall   survive   the    Indemnitee") harmless from and against
termination   or  expiration  of  this    all third party costs, claims,  suits,
relationship.                             expenses     (including     reasonable
                                          attorney's  fees) and damages  arising
10. DELIVERY.  Product will ultimately    out   of   or   resulting   from   any
be shipped to the  location  specified    allegation that the Product  infringes
by Buyer, using a carrier agreeable to    the patent  rights of any third party,

                                                  Ceptor _____ Bachem _____

provided    that   the    Manufacturer    non-defaulting  party  by  law  or  in
Indemnitee gives reasonable  notice to    equity.  Notwithstanding  anything  to
Buyer  of any such  claim  or  action,    the   contrary   contained   in   this
tenders  the  defense of such claim or    Agreement,  in the event  Manufacturer
action to Buyer and  assists  Buyer at    fails  to  supply   development  phase
Buyer's   expense  in  defending  such    Product in the agreed upon  quantities
claim   or   action   and   does   not    by the  agreed  upon  delivery  dates,
compromise  or  settle  such  claim or    then in addition  to all other  rights
action  without  Buyer's prior written    and  remedies  at  law  or  equity  or
consent.                                  otherwise,   Buyer  and   Manufacturer
                                          shall  have the right to  extend  such
19. SELLER INDEMNIFICATION.  Except to    delivery  date  to a  mutually  agreed
the  extent  any  cost,  claim,  suit,    upon  later  date  through  good faith
expense  or  damage  arises  out of or    negotiations  (subject to the right to
results from Buyer's gross  negligence    terminate  if not  delivered  by  such
or  willful  misconduct,  Manufacturer    extended    date).    In   the   event
shall indemnify, defend and hold Buyer    Manufacturer     fails    to    supply
and each of its  officers,  directors,    commercial  Product in the agreed upon
employees,   agents  and   consultants    quantities by the agreed upon delivery
(each a "Buyer  Indemnitee")  harmless    dates,  then in  addition to all other
from  and   against  all  third  party    rights and  remedies  at law or equity
costs,   claims,    suits,    expenses    or  otherwise,  Buyer  shall  have the
(including reasonable attorney's fees)    right to (i)  terminate  such purchase
and damages to the extent  arising out    order,  (ii) extend such delivery date
of or  resulting  from  an  allegation    to a mutually  agreed  upon later date
that the process to produce Product as    (subject to the right to  terminate if
sold to Buyer  infringe a third  party    not delivered by such extended  date),
patent,   provided   that  such  Buyer    or (iii)  order  such  amount  of said
Indemnitee gives reasonable  notice to    purchase order from a backup supplier.
Manufacturer  of any  such  claims  or    If  the  Manufacturer   repeatedly  is
action,  tenders  the  defense of such    unable to supply to Buyer the required
claim or  action to  Manufacturer  and    amount of  Product,  the  Buyer  shall
assists Manufacturer at Manufacturer's    have the right to terminate the Supply
expense  in  defending  such  claim or    Agreement  with three  months  written
action  and  does  not  compromise  or    notice.
settle  such  claim or action  without
Manufacturer's prior written consent.     23. FORCE  MAJEURE.  No party shall be
                                          held  liable  for any delay or failure
20. INDEPENDENT   CONTRACTOR.   It  is    in  performance  of any  part  of this
understood     and     agreed     that    Agreement  caused by  fires,  strikes,
Manufacturer     and     Seller    are    embargoes,      explosions,      power
independent  contractors  and  are not    blackouts,    computer   malfunctions,
agents  or  representatives  of Buyer.    earthquakes,  volcanic action, floods,
Manufacturer and Seller shall not have    wars,   water,  the  elements,   labor
any  right  or  authority  to act for,    disputes,      civil     disturbances,
incur, assume or create any obligation    government   requirements,   civil  or
or  liability on behalf of Buyer or to    military  authorities,  acts of God or
bind  Buyer  in  any  way  whatsoever.    the public enemy,  inability to secure
Additionally,  all personnel  employed    raw  materials,  inability  to  secure
or retained by Manufacturer to perform    product of outside vendors,  terrorist
the  services  hereunder  shall at all    acts, transportation facilities,  acts
times be deemed the  agents,  servants    or  omissions  of  carriers  or  other
and  employees  of  Manufacturer   and    causes beyond its control,  whether or
Seller,   and  Buyer  shall  incur  no    not    similar   to   the    foregoing
obligation or liability  other than as    conditions     (collectively    "Force
specified  in  the  Supply  Agreement,    Majeure  Event"),  provided  that  the
express  or  implied,  by virtue of or    hindered  party (i) notifies the other
with  respect to the conduct of any of    parties of such cause,  (ii) exercises
Manufacturer's  and Seller's personnel    reasonable  efforts to cure such delay
in carrying out their  obligations and    or failure and resume performance.
duties    for   or   on    behalf   of
Manufacturer and Seller.                  24. NOTICES.    All   notices    given
                                          pursuant to the Supply Agreement shall
21. PUBLICITY.  Each  party  agrees to    be in writing,  referencing the Supply
submit   to  the   other   party   all    Agreement,  and  shall be sent by hand
advertising,  sales  promotion,  press    delivery   with  a   signed   receipt,
releases and other  publicity  matters    certified    mail,    return   receipt
relating   to  the   Product   or  the    requested, or by a reputable overnight
services  performed  under the  Supply    courier,  and directed as set forth in
Agreement.  Such  materials may not be    the  Supply  Agreement.  Such  notices
publicized,    used   or   distributed    shall be deemed to have been  given or
without the prior  written  consent of    made  when  delivered  (if sent by had
the other party, which consent may not    delivery),   10  business  days  after
be unreasonably withheld.                 deposited  in the mail,  or 3 business
                                          days after deposited with an overnight
22. TERMINATION.  Any party may cancel    courier. Such addresses may be changed
or terminate  the Supply  Agreement in    at any time by giving  10 days'  prior
the  event any  other  party  fails to    written notice as provided above.
comply   with  any  of  its   material
obligations  contained  in these Terms    25. ASSIGNMENTS.  Neither  the  Supply
or in the Supply  Agreement  and fails    Agreement  nor any rights or interests
to correct the default  within  ninety    thereunder   shall  be  assignable  by
(90) days of being notified thereof by    either  party by  operation  of law or
the non-defaulting  party, or upon the    otherwise,  without the prior  written
bankruptcy   of   the   other   party.    consent of the other party;  provided,
Manufacturer and Seller shall have the    however,  either  party may assign the
right   to   terminate    the   Supply    Supply  Agreement to any  affiliate or
Agreement upon 18 months prior written    to any  successor by merger or sale of
notice.  Termination  or  cancellation    all  or   substantially   all  of  its
shall  be  without  prejudice  to  any    assets.  The Supply Agreement shall be
other  rights and in  addition  to any    binding   upon  the   successors   and
other   remedies   available   to  the    permitted assigns of the parties.

                                        2      Ceptor _____ Bachem _____

26. ENTIRE   AGREEMENT;    AMENDMENTS.
These Terms and the Supply  Agreement,
and its riders, if any, constitute and
contain the entire  understanding  and
agreement  of the  parties  respecting
the subject matter hereof.  No waiver,
modification  or  amendment  of  these
Terms or the Supply  Agreement  can be
made   except   by  way   of   written
agreement,   signed  by  both  parties
hereto.

27. MISCELLANEOUS.    This   agreement
shall be governed by,  construed under
and interpreted in accordance with the
laws of the State of Maryland.  In the
event  that  any  provision  contained
herein  shall  be   determined  to  be
unenforceable,  all  other  provisions
shall  remain in full force and effect
and the  affected  provision  shall be
construed as to be  enforceable to the
maximum    extent    permissible    by
applicable  law.  Any  actions  to  be
brought in relation to this  Agreement
shall  be  filed  in  the  appropriate
courts in Maryland.

                                       3       Ceptor _____ Bachem _____